Exhibit 10.8

Form of Lock-Up Agreement

[       ], 2026

Re: Securities Purchase Agreement, dated as of [     ], 2026 (the “Purchase Agreement”), between Fenbo Holdings Limited (the “Company”) and the purchasers signatory thereto

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement.

In connection with the proposed private placement offering by the Company of its class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), and warrants to purchase Ordinary Shares of the Company, pursuant to the Purchase Agreement, and in accordance with the Placement Agency Agreement dated as of [    ], 2026 (the “Placement Agency Agreement”), by and between the Company and Joseph Stone Capital, LLC (“JSC”), the undersigned irrevocably agrees with JSC that, from the date hereof until one hundred-eighty (180) days from the Final Closing Date (as defined in the Purchase Agreement) (such period, the “Restriction Period”) the undersigned will not:

a.	offer, sell, contract to sell, hypothecate, grant any option to purchase, lend, pledge or otherwise transfer or dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the transfer or disposition (whether by actual transfer or disposition or effective economic transfer or disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Ordinary Share of the Company or securities convertible, exchangeable or exercisable into, Ordinary Share of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”), or make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Share or Ordinary Share Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

b.	enter into any swap, hedge, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described above is to be settled by delivery of Company securities, in cash, or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) in the case of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) below, JSC receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, and (2) in the case of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) below, any such transfer shall not involve a disposition for value, with respect to a transfer:

i.	as a bona fide gift or gifts;

ii.	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii.	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv.	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v.	if the undersigned is a trust, to the beneficiary of such trust;

vi.	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii.	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce decree;

viii.	[reserved]

ix.	[reserved];

x.	[reserved]; or

xi.	relating to Company securities acquired by the undersigned in open market transactions after the date of the Purchase Agreement, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with subsequent sales of Securities acquired in such open market transactions.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of Ordinary Shares to the undersigned upon (i) exercise of any options or settlement of other equity awards granted under any employee benefit plan of the Company; provided that any Ordinary Shares or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such Ordinary Shares delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement, nor shall this Letter Agreement restrict the disposition of such options, equity awards, warrants or similar instruments effected in connection with such exercise or settlement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of Ordinary Share are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to JSC and the Company to complete the transactions contemplated by the Purchase Agreement and the Placement Agency Agreement and JSC shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of JSC and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of JSC. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any of other Person.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

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